UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

235 W. Galena Street
Milwaukee, WI 53212
(Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, WI 53212
(Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period: June 30, 2014

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

SilverPepper

SILVERPEPPER COMMODITY STRATEGIES GLOBAL MACRO FUND

Institutional Class - SPCIX
Advisor Class - SPCAX

SILVERPEPPER MERGER ARBITRAGE FUND

Institutional Class - SPAIX
Advisor Class - SPABX

Annual Report

June 30, 2014

SilverPepper Commodity Strategies Global Macro Fund
SilverPepper Merger Arbitrage Fund
each a series of the Investment Managers Series Trust

Table of Contents
Letter to Shareholders	1
SilverPepper Commodity Strategies Global Macro Fund
Fund Performance	7
Consolidated Schedule of Investments	8
Consolidated Statement of Assets and Liabilities	13
Consolidated Statement of Operations	14
Consolidated Statement of Changes in Net Assets	15
Consolidated Financial Highlights	16
SilverPepper Merger Arbitrage Fund
Fund Performance	18
Schedule of Investments	19
Statement of Assets and Liabilities	22
Statement of Operations	23
Statement of Changes in Net Assets	24
Statement of Cash Flows	25
Financial Highlights	26
Notes to Financial Statements	28
Report of Independent Registered Public Accounting Firm..	44
Supplemental Information	45
Expense Examples	48

This report and the financial statements contained herein are provided for the general information of the shareholders of the SilverPepper Funds.  This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

www.silverpepperfunds.com

Letter to Shareholders

Dear fellow shareholders:

I am an investor in the SilverPepper Funds. All of my colleagues at SilverPepper are investors in the SilverPepper Funds. We invest shoulder-to-shoulder with you.

SilverPepper was created by me, and in many respects, for me. I wanted the benefits of hedged investment strategies for my own portfolio. But, I wanted them on my own terms. And, if they might benefit me, I thought other like-minded investors might benefit as well.

I am a long-term buy-and-hold investor. I believe in the power of diversification. However, most mutual funds are largely dependent on the return of the market. Their returns move in sync with the market, and they only make money if the market goes up. This makes diversification difficult. Large-cap or small-cap, growth or value, foreign or emerging―our nest eggs are increasingly in one basket.

Traditional mutual fund strategies are good. They provide valuable exposure to the global investment marketplace. We own them in our own portfolios, and I suspect you should too.

But, we created the SilverPepper Funds because we wanted our portfolios to have exposure to investments whose returns aren’t tied to the market. Investments that zig when others zag. Hedged investment strategies can help with diversification, because they are fundamentally different from your normal mutual fund.

As their name suggests, they can “hedge their bets” to help preserve your savings. They employ fundamentally different investment strategies, like “merger arbitrage” or “global macro,” whose returns and risks aren’t heavily dependent on the direction of the market. And with the ability to “short” and “hedge,” these strategies give our Funds more ways to protect against loss, and potentially profit, regardless of the direction of the market.

When we launched our Funds a mere eight months ago, we knew that returns were unpredictable.  But we also knew that there were tangible actions that we could take―as both investors and business builders―to improve the probability of investment success. In this letter, I want to provide some background on what we have done at SilverPepper to revolutionize the way people invest, and to improve our shared chance for investment success.

Hedge Funds For The Rest Of Us.

Accessibility

Previously, hedged investment strategies were only available to wealthy individuals and large institutional investors. Stemming from government rules, only “accredited investors” who meet government-mandated minimum-income and net-worth requirements can make an investment in a traditional, privately-offered hedge fund. Moreover, even the investors who satisfy these net-worth requirements must also be able to shell out the minimum-investment amount to invest in a traditional hedge fund, which is typically upwards of $1 million.

We tore that wall down. We wanted all Americans to have the opportunity to benefit from these potentially valuable hedged investment strategies. Now, what was previously only available to wealthy and institutional investors, can be had by The Rest Of Us for a minimum investment of only $5,000. It speaks to the egalitarian nature of SilverPepper and our philosophy of putting investors first.

Investor Protections within the Friendly Confines

In 1998, I had the privilege of starting and building the Institutional Investment Consulting business at Morningstar into a wonderful, creative, and investor-centric organization, entrusted with more than $100 billion of assets. Even though we were an accredited, institutional investor and managed ample assets to meet even the largest of investment minimums, we never invested in traditional hedge funds on behalf of our clients―simply because we didn’t like the private-fund structure. We wanted better investor protections.

Therefore, not only have we at SilverPepper lowered investment minimums to increase accessibility, but we have also combined them with the stronger, regulatory protections of a mutual fund. A mutual fund is a great and flexible investment structure, subject to a number of protective regulatory measures, intended to benefit the investor experience. Unlike the typical privately-offered hedge fund, mutual funds offer daily liquidity; a Board of Trustees charged with protecting investor interests; and independent auditors, accountants and custodians. It also comes with a lot of government oversight and regulation, and compliance, which can be time consuming. But we work through those burdens, because we do believe the structure provides definitive value to investors.

SilverPepper’s tagline is: “Hedge Funds For The Rest Of Us.” Three years ago, when the process of building SilverPepper began, my neighbor and creative genius, Barry Burdiak, slipped those words to me across my dining room table. I believe these words superbly invoke the structural requirements embedded within our SilverPepper Funds―accessibility as well as the investor-friendly protections of a mutual fund―that are necessary for fulfilling our mission of revolutionizing how we all invest.

Hedge Fund Experts at Mutual Fund Prices.

Investor access and improved investor protections are powerful benefits. They are markers in the road, signaling SilverPepper’s philosophy of putting investors’ interests first. But, I want to highlight a few other attributes that we have imbedded within our Funds, all geared toward improving our investment outcomes.

From an investment perspective, each SilverPepper Fund offers “Hedge Fund Experts at Mutual Fund Prices.” This catchy and critical, two-pronged branding phrase, developed by our Creative Director, Joe Reinkemeyer, is just one of many enormous contributions Joe made throughout the year. It declares SilverPepper’s core value proposition for investors. Both aspects, “hedge fund experts” and “mutual fund prices” will be critical to our shared investment success both today and tomorrow. So, I want to dive a little deeper into how we think about both aspects.

Declaration I: Hedge Fund Experts

Expert hedge-fund managers: We require that all the SilverPepper Fund managers are experienced and specialists in their investment disciplines. Renee Haugerud of Galtere Ltd., recently named one of “Wall Street’s 25 Most Powerful Women” in 2013 by Business Insider, and Jeff O’Brien from Glenfinnen, LLC, whose talents I wished I had discovered 14 years ago when he first started his firm, most certainly are experts. They were independently chosen to be the sub-advisors (the day-to-day investment managers) of our Funds.

Battle-tested track records: If we are going to call our managers “hedge fund experts,” how do we express that expertise? A demonstrable track record is certainly one way. To date, we have only selected managers who have continuous track records of more than a decade. In particular, we wanted proof points of how they either survived, or thrived, in periods of enormous stress, such as 2008. Did it zig when the market zagged? These historical data points don’t predict the future, but they give us some confidence in what might happen. To date, both Funds have shown their independence from market movements. The correlation of the Merger Arbitrage Fund was a positive 0.31 with the S&P 500 Index, and negative 0.22 with the Barclays U.S. Aggregate Bond Index. Similarly, the Commodity Strategies Global Macro Fund had positive correlation of 0.32 with the S&P 500 Index and negative correlation of 0.49 with the Barclays U.S. Aggregate Bond Index.

Substantially-similar: Same manager, same strategy, same investment objectives. We have asked our managers to mimic their traditional hedge-fund strategies within the SilverPepper Funds. As a result of different cash flows, leverage and liquidity requirements, there already have been and will be differences between their extant private funds, and our SilverPepper Funds. But, we think these differences will be at the margin.

Some hedged strategies may not fit well within a registered mutual fund structure. However, a mutual fund structure does, contrary to what is often insinuated in the press, provide a great deal of investment flexibility. Many hedged strategies can fit comfortably within the structure. From the get-go, our selection process focused on specific strategies that would fit, so we could meet the substantially similar threshold.

Currently, the positions held within the Funds are quite similar to the private funds they mimic, although there are differences that have mostly been due to asset size and growth, as well as the approach to implementation.

The Merger Arbitrage Fund implemented positions shortly after the launch date to reflect their current private-fund positioning. The Fund invests exclusively in companies wrapped up in an all-consuming event, like a merger. It uses that event as a way to isolate the Fund from the broad risks of the stock market and capture instead, the unique risk and return attributes of each specific merger. With merger activity brisk—there were 27 definitive mergers announced in the second quarter alone that were over $5 billion in value—this has allowed the Fund to be picky in the deals it selects. Deal selection is critical in that the loss from a deal that does not close, far outstrips the gain from a deal that does close. The Fund returned 1.80% since its inception date of October 31, 2013 versus the S&P 500 Index’s return of 13.20%. (For a detailed discussion of portfolio positions and performance, please see: “2nd Quarter 2014. Our hedge fund experts speak their minds: Chum in the Water,” by clicking on the link or visiting our website at www.silverpepperfunds.com).

In contrast, the Commodity Strategies Global Macro Fund took a different tack in implementing its portfolio. It built its positions more slowly, initiating investments only when they were in “value zones,” which are a reflection of current prices. Since launch, we have seen a convergence in positions between the private fund and the Fund. The Fund recognizes the impact that commodity prices have on other assets, such as stocks, bonds, and currencies. And as a global-macro based strategy, it has the freedom to look across asset classes to find the most cost-effective ways to profit from changes in global commodity prices. Since inception, however, the Fund has seen opportunity primarily in commodity positions. In particular, based on fingernails-in-the-dirt research and valuations, the Fund built positions in a variety of agricultural and energy commodities as prices fell from their early-year highs and back into our manager’s value zones. Indeed, our ability to short positions, unlike many commodity funds, allowed us to take advantage of a steep drop in soybean prices as ideal weather conditions increased expectations for a strong harvest.  As a result, for the eight months since the Fund’s inception on October 31, 2013, it returned 1.10% in contrast to the 7.54% return of the Dow Jones-UBS Commodity Index during the same period. (For a detailed discussion of portfolio positions and performance, please see: “2nd Quarter 2014. Our hedge fund experts speak their minds: Foot on the Gas,” which may also be found on our website).

“Substantially similar” pertains not only to our existing Funds, but also to our overall manager-selection process.  Patrick Ryan, who leads the selection and oversight of our hedge-fund experts, is our highly capable Director of Investment Management. He has had discussions with many prospective managers for our Funds. He’ll often hear the remark: “Sure, we can manage something for you in a mutual-fund structure.” We have declined. We don’t want “something.” We want their “tried and true.” No back-tested strategies. No incubated strategies. As investors in our own Funds, that’s not what we want for our assets. That’s not SilverPepper.

Hedging: SilverPepper often gets grouped with “Alternative Mutual Funds.” Interestingly, we don’t even use the world “alternative.” We don’t use the word, because we can’t define what an alternative is. An alternative is largely undefinable; indeed, it is primarily defined by what it is not. An alternative could be REITS, emerging markets, precious metals, MLPs, or something else. It’s analogous to alternative medicine: It could be acupuncture, crystals or aromatherapy. We don’t know. We just know it means we did not go to see our local urologist.

SilverPepper stakes out its own claim and defines itself precisely as a mutual-fund family specializing in “hedged” strategies. We represent a distinct asset class―Hedge Funds―just like Stock Funds and Bond Funds. The word “hedge” describes something specific and vital about our Funds, and something that distinctly separates them from traditional stock, bond, and even alternative funds. Hedging is a specific investment technique that gives our Funds not only the ability to short, and to “hedge their bets” as a way to potentially preserve and protect assets, but also provides another avenue for potential profit. Hedging can play a role in creating low correlations and lower volatility, attributes that make them the third asset class in portfolio diversification.

Declaration II: Mutual Fund Prices

Expenses are the most persistent and predictive component of a Fund’s returns. Traditional hedge funds have a higher expense structure―typically 2% of assets under management, plus 20% of the profits. They may be worth it, but we wanted to improve the chance of success for SilverPepper investors, so we took the following tangible step.

We have capped our expenses at 1.99% for our Institutional Share class. (The name is confusing, but you don’t have to be an institution to invest in the share class. It’s available to any “direct” investors for a minimum investment of $5,000). We don’t think 1.99% is cheap, but we had to push pretty hard to get the Funds’ expense ratio down to this level. And take note, our fee is about 50% less than what a traditional hedge fund investor would typically pay, at a 10% level of return, for example. So, we are proud of that significant fee reduction.

However, we want to push expenses lower. After all, we are investors in the SilverPepper Funds too. We believe―given some scenario analysis done by our mutual-fund administrator―that we can push the expense ratio down to about 1.65% at asset levels of approximately $500 million. That would offer enormous value. There are economies of scale to running and administering a mutual fund. For example, to hire an independent auditor for the Funds costs about $15,000 a year, whether there are $500 in assets in the Fund, or $500 million. So we have already put in place a cost structure that will allow us to push down the price our investors pay.

The Right Investors, For the Right Reasons.

We spend a great deal of energy thinking about our investors. We want the right investors, investing in our Funds for the right reasons, and with the right expectations. However, in our mind, this is a shared responsibility.

As investors, we need to be aware of the risks of investing, and investing in the SilverPepper Funds. We need to understand how the risks taken, create an opportunity for returns. In the case of our Funds, an opportunity for lower-correlated returns.

You have a responsibility to do your own homework. Read the prospectus, it’s boring, but it does contain important information, like our hedge fund experts’ substantially similar track records. Watch our Short Films. Each of them are about six minutes long. Two of them allow you to meet our hedge fund experts, and two of them help explain, in less technical language, the investing style of our Funds.

Submerge yourself in our detailed Investor Presentation. Read our manager commentaries, which will keep you current on our Funds. (We email these out. If you would like to be included on our email list, send an email to beth.mannino@silverpepperfunds.com). These things aren’t guarded and stuck behind a password-protected page, or only available to professional investors. Instead, they are on our website for all to see. If you want to confirm that you do indeed understand our Funds’ strategies, take our Investor Quizzes, which are also on our website.

Do your homework. Ask questions. Be a smart investor.

Building a Great Company for our Investors.

Our Funds only launched eight months ago, but as company builders, my wonderful colleagues and I have been engaged in revolutionizing how The Rest Of Us invest for well over three years.

Only time will tell how well we do our job for the investors we serve, but we have had a number of milestones to date that suggest we are on the right path. Among them was a large investment from a very thoughtful Chief Investment Officer on behalf of 35,000 individual investors. Another milestone was recently being approved by the investment committee, of a large financial institution, for its prestigious select list―the youngest firm to ever be named. Although these investors would not have found us without the efforts of our highly-capable Head of Distribution, Beth Mannino, these milestones suggest that savvy investors are recognizing that while our Funds are new, our hedge fund experts and their strategies are not. They’re battle-tested.

When we launched SilverPepper we knew we had a responsibility to help our investors understand our hedged strategies. Our answer was to create Short Films. Long enough to explain, short enough to entertain. I can’t stop beaming with happiness, therefore, over winning the prestigious Gold Award at the Financial Communications Society’s 20th Annual FCS Portfolio Awards. On May 1, 2014, against a Who’s Who of bulge-bracket Wall Street firms and the creative powerhouses of Madison Avenue, we took home the coveted Gold Award. In our field, it’s like winning the Oscar. And, it was made even more special by besting world-wide Olympic Sponsor, VISA, and investment powerhouse, SSgA. As an upstart firm, it’s an honor to even be mentioned among these top global companies, much less honored with them. Really, quite an unimaginable victory, but a tribute to the people, vision, and spirit of SilverPepper—to take what we know, and put it to the test.

Together, I think these milestones suggest that we are taking the right steps to build a great company for our investors.

Forward with SilverPepper.

For the past few years, we have been working diligently to provide a revolutionary combination of independently-selected hedge fund experts, offered within the friendly confines of a mutual fund. This is what we wanted for our own assets because we believe it offers us a better chance of successfully investing in strategies whose risks and returns aren’t tied to the daily gyrations of the market, and improving the diversification of the long-only, one-way portfolios that are so common among The Rest Of Us. We hope our actions will prove beneficial to you for many years to come.

Thank you for investing alongside us and entrusting us with your hard-earned assets.

Respectfully,

Patrick Reinkemeyer
President
SilverPepper LLC

SilverPepper Commodity Strategies Global Macro Fund
FUND PERFORMANCE at June 30, 2014 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the Dow Jones-UBS Commodity Index¹ and the HFRI Macro (Total) Index.  Results include the reinvestment of all dividends and capital gains.

Dow Jones-UBS Commodity Index¹ reflects the returns that are potentially available through an unleveraged investment in the futures contracts on 19 physical commodities comprising the Index plus the rate of interest that could be earned on cash collateral invested in specified Treasury Bills.  The HFRI Macro (Total) Index is an equally-weighted performance index of investment managers which trade a broad range of strategies in which the investment process is predicated on movements in underlying economic variables and the impact these have on equity, fixed income, hard currency and commodity markets.

These indices are unmanaged and are not available for investment.
Total Returns as of June 30, 2014	6 Months	Since Inception* (10/31/13)
SilverPepper Commodity Strategies Global Macro Fund – Advisor Class	0.80%	0.90%
SilverPepper Commodity Strategies Global Macro Fund – Institutional Class	1.00%	1.10%
Dow Jones–UBS Commodity Index¹	7.08%	7.54%
HFRI Macro (Total) Index	0.98%	1.99%

*	Cumulative
¹	The Dow Jones-UBS Commodity Index was purchased and changed to the Bloomberg Commodity Index as of July 1, 2014.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information quoted and may be obtained by calling (855) 554-5540.

Gross and net expense ratios for Advisor Class shares were 2.52% and 2.24% respectively, and for the Institutional Class shares, were 2.27% and 1.99% respectively, which were the amounts stated in the current prospectus as of the date of this report.  The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Commodity Strategies Global Macro Fund to ensure that total annual fund operating expenses do not exceed 2.24%, and 1.99% of the average daily net assets of the Advisor Class shares and Institutional Class shares, respectively.  In the absence of such waivers, the Fund’s returns would have been lower.  The contractual agreement is in effect until October 31, 2014.  The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to limitations, for fees waived and expenses paid for three years from the date of any such waiver or payment.

Returns reflect the reinvestment of distributions made by the Fund, if any.  The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares redeemed within 90 days of purchase will be charged 2.00% redemption fee.

SilverPepper Commodity Strategies Global Macro Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of June 30, 2014

Number
of Contracts		Value
	PURCHASED OPTIONS CONTRACTS - 0.0%
	CALL OPTIONS - 0.0%
	NYBOT Sugar #11
41	Exercise Price: $18.50, Expiration Date: July 15, 2014	$4,133
	TOTAL PURCHASED OPTIONS CONTRACTS
	(Cost $17,598)	4,133

Principal
Amount
	SHORT-TERM INVESTMENTS - 79.9%
$64,016,011	UMB Money Market Fiduciary, 0.01%1	64,016,011
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $64,016,011)	64,016,011

	TOTAL INVESTMENTS - 79.9%
	(Cost $64,033,609)	64,020,144
	Other Assets in Excess of Liabilities - 20.1%	16,068,137
	TOTAL NET ASSETS - 100.0%	$80,088,281

Number
of Contracts
	WRITTEN OPTIONS CONTRACTS - 0.0%
	PUT OPTIONS - 0.0%
	NYBOT Coffee 'C'
(14)	Exercise Price: $170, Expiration Date: July 11, 2014	$(10,920)
	NYBOT Coffee 'C'
(14)	Exercise Price: $165, Expiration Date: August 8, 2014	(21,630)
	TOTAL WRITTEN OPTIONS CONTRACTS
	(Proceeds $82,192)	$(32,550)

1	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

SilverPepper Commodity Strategies Global Macro Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2014

FUTURES CONTRACTS

					Unrealized
	Expiration	Number of	Value at	Value at	Appreciation
Long Contracts	Date	Contracts	Trade Date	June 30, 2014	(Depreciation)
Commodity Futures
CBOT Corn	December 2014	123	$2,705,952	$2,615,287	$(90,665)
CBOT Corn	December 2014	1	24,379	21,263	(3,116)
CBOT Wheat	September 2014	42	1,240,200	1,212,750	(27,450)
CME Lean Hogs	December 2014	1	34,114	39,440	5,326
CME Lean Hogs	April 2015	11	380,019	405,020	25,001
CMX Silver	September 2014	33	3,493,976	3,474,240	(19,736)
NYBOT Coffee 'C'	September 2014	42	2,680,455	2,757,825	77,370
NYBOT Sugar #11	October 2014	80	1,667,391	1,613,696	(53,695)
NYMEX Natural Gas	April 2015	33	335,840	335,858	18
NYMEX Natural Gas	May 2015	33	335,840	333,548	(2,292)
NYMEX Natural Gas	June 2015	33	335,840	335,445	(395)
NYMEX Natural Gas	July 2015	33	335,840	337,920	2,080
NYMEX Natural Gas	July 2015	1	40,173	40,960	787
NYMEX Natural Gas	August 2015	33	335,840	338,168	2,328
NYMEX Natural Gas	August 2015	1	40,013	40,990	977
NYMEX Natural Gas	September 2015	33	335,840	336,930	1,090
NYMEX Natural Gas	September 2015	1	39,993	40,840	847
NYMEX Natural Gas	October 2015	33	335,840	338,580	2,740
NYMEX Natural Gas	October 2015	1	40,173	41,040	867
NYMEX Natural Gas	November 2015	33	335,840	342,788	6,948
NYMEX Natural Gas	January 2016	24	253,547	265,680	12,133
NYMEX Natural Gas	February 2016	24	253,547	264,540	10,993
NYMEX Natural Gas	March 2016	24	253,547	261,000	7,453
NYMEX Natural Gas	April 2016	24	253,547	246,000	(7,547)
NYMEX Natural Gas	May 2016	24	253,547	246,660	(6,887)
NYMEX Natural Gas	June 2016	24	253,547	248,400	(5,147)
NYMEX Natural Gas	July 2016	24	253,547	249,960	(3,587)
NYMEX Natural Gas	July 2016	6	241,339	249,960	8,621
NYMEX Natural Gas	August 2016	24	253,547	250,440	(3,107)
NYMEX Natural Gas	September 2016	24	253,547	249,900	(3,647)
NYMEX Natural Gas	October 2016	24	253,547	251,220	(2,327)
NYMEX Natural Gas	November 2016	24	253,547	255,720	2,173
NYMEX Natural Gas	December 2016	24	253,547	265,860	12,313
Currency Futures
CME Euro	September 2014	1	169,872	171,225	1,353
CME Mexican Peso	September 2014	57	2,175,449	2,182,388	6,939
Index Futures
CBOE Volatility Index	July 2014	12	166,236	149,400	(16,836)
			20,869,018	20,810,941	(58,077)

See accompanying Notes to Financial Statements.

SilverPepper Commodity Strategies Global Macro Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2014

FUTURES CONTRACTS (Continued)
					Unrealized
	Expiration	Number of	Value at	Value at	Appreciation
Short Contracts	Date	Contracts	Trade Date	June 30, 2014	(Depreciation)
Commodity Futures
CBOT Soybean	August 2014	(151)	$(10,388,920)	$(10,039,613)	$349,307
CMX Copper	September 2014	(27)	(2,133,776)	(2,162,362)	(28,586)
Currency Futures
CME British Pound	September 2014	(3)	(314,653)	(320,531)	(5,878)
CME Japanese Yen	September 2014	(36)	(4,390,982)	(4,446,000)	(55,018)
			(17,228,331)	(16,968,506)	259,825

TOTAL FUTURES CONTRACTS			$3,640,687	$3,842,435	$201,748

See accompanying Notes to Financial Statements.

SilverPepper Commodity Strategies Global Macro Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2014

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

		Currency			Unrealized
	Currency	Amount	Value at	Value at	Appreciation
Purchase Contracts	Exchange	Purchased	Settlement Date	June 30, 2014	(Depreciation)
Mexican Peso	MXN per USD	58,577,300	$4,500,000	$4,515,150	$15,150

		Currency			Unrealized
	Currency	Amount	Value at	Value at	Appreciation
Sale Contracts	Exchange	Sold	Settlement Date	June 30, 2014	(Depreciation)
New Zealand Dollar	NZD per USD	(3,400,000)	$(2,953,614)	$(2,976,972)	$(23,358)

TOTAL FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS			$1,546,386	$1,538,178	$(8,208)

MXN - Mexican Peso
NZD - New Zealand Dollar

See accompanying Notes to Financial Statements.

SilverPepper Commodity Strategies Global Macro Fund
CONSOLIDATED SUMMARY OF INVESTMENTS
As of June 30, 2014

Security Type
Purchased Options Contracts	0.0%
Short-Term Investments	79.9%
Total Investments	79.9%
Other Assets in Excess of Liabilities	20.1%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

SilverPepper Commodity Strategies Global Macro Fund
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 2014

Assets:
Investments, at value (cost $64,016,011)	$64,016,011
Purchased options contracts, at value (cost $17,598)	4,133
Foreign currency, at value (cost $35,680)	35,776
Cash held by broker	16,009,781
Receivables:
Unrealized appreciation on open futures contracts	537,664
Unrealized appreciation on forward foreign currency exchange contracts	15,150
Fund shares sold	37,713
Interest	514
Prepaid expenses	17,584
Prepaid offering costs	9,963
Other assets	3,278
Total assets	80,687,567

Liabilities:
Written options contracts, at value (proceeds $82,192)	32,550
Foreign currency due to custodian, at value (proceeds $3,477)	3,488
Payables:
Unrealized depreciation on open futures contracts	335,916
Unrealized depreciation on forward foreign currency exchange contracts	23,358
Fund shares redeemed	8,632
Advisory fees	92,032
Shareholder servicing fees (Note 7)	39,259
Auditing fees	21,379
Fund administration fees	11,291
Fund accounting fees	8,068
Transfer agent fees and expenses	6,284
Custody fees	3,068
Legal fees	1,052
Chief Compliance Officer fees	159
Trustees' fees and expenses	29
Accrued other expenses	12,721
Total liabilities	599,286

Net Assets	$80,088,281

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$79,349,806
Accumulated net investment loss	(218,902)
Accumulated net realized gain on investments, purchased options contracts, futures contracts,
written options contracts and foreign currency transactions	727,575
Net unrealized appreciation (depreciation) on:
Purchased options contracts	(13,465)
Futures contracts	201,748
Written options contracts	49,642
Forward foreign currency exchange contracts	(8,208)
Foreign currency translations	85
Net Assets	$80,088,281

Maximum Offering Price per Share:
Advisor Class Shares:
Net assets applicable to shares outstanding	$76,633,589
Shares of beneficial interest issued and outstanding	7,596,810
Redemption price per share	$10.09

Institutional Class Shares:
Net assets applicable to shares outstanding	$3,454,692
Shares of beneficial interest issued and outstanding	341,813
Redemption price per share	$10.11

See accompanying Notes to Financial Statements.

SilverPepper Commodity Strategies Global Macro Fund
CONSOLIDATED STATEMENT OF OPERATIONS
For the Period October 31, 2013* through June 30, 2014

Investment Income:
Interest	$1,458
Total investment income	1,458

Expenses:
Advisory fees	293,327
Administration fees	46,220
Shareholder servicing fees (Note 7)	39,259
Fund accounting fees	32,569
Transfer agent fees and expenses	24,236
Registration fees	22,264
Auditing fees	21,379
Offering costs	19,602
Miscellaneous	12,581
Legal fees	8,973
Custody fees	7,295
Shareholder reporting fees	4,577
Chief Compliance Officer fees	4,016
Trustees' fees and expenses	3,476
Insurance fees	65
Total expenses	539,839
Advisory fees waived	(147,554)
Net expenses	392,285
Net investment loss	(390,827)

Realized and Unrealized Gain (Loss) on Investments, Purchased Options Contracts, Futures Contracts,
Written Options Contracts, Forward Contracts and Foreign Currency:
Net realized gain (loss) on:
Investments	684
Purchased options contracts	(256,007)
Futures contracts	201,128
Written options contracts	781,770
Foreign currency transactions	3,105
Net realized gain	730,680
Net change in unrealized appreciation/depreciation on:
Purchased options contracts	(13,465)
Futures contracts	201,748
Written options contracts	49,642
Forward foreign currency exchange contracts	(8,208)
Foreign currency translations	85
Net change unrealized appreciation/depreciation	229,802
Net realized and unrealized gain on investments, purchased options contracts, futures contracts,
written options contracts, forward contracts and foreign currency	960,482

Net Increase in Net Assets from Operations	$569,655

*	Commencement of operations.

See accompanying Notes to Financial Statements.

SilverPepper Commodity Strategies Global Macro Fund
CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

For the Period
October 31, 2013*
through
June 30, 2014
Increase (Decrease) in Net Assets from:
Operations:
Net investment loss	$(390,827)
Net realized gain on investments, purchased options contracts, futures contracts,
written options contracts and foreign currency	730,680
Net change in unrealized appreciation/depreciation on purchased options contracts, futures contracts, written options contracts, forward contracts
and foreign currency	229,802
Net increase in net assets resulting from operations	569,655

Capital Transactions:
Net proceeds from shares sold:
Advisor Class	76,477,590
Institutional Class	3,722,002
Cost of shares redeemed:
Advisor Class1	(376,577)
Institutional Class2	(304,389)
Net increase in net assets from capital transactions	79,518,626

Total increase in net assets	80,088,281

Net Assets:
Beginning of period	-
End of period	$80,088,281

Accumulated net investment loss	$(218,902)

Capital Share Transactions:
Shares sold:
Advisor Class	7,634,987
Institutional Class	372,168
Shares redeemed:
Advisor Class	(38,177)
Institutional Class	(30,355)
Net increase in capital share transactions	7,938,623

*	Commencement of operations.
1	Net of redemption fee proceeds of $6,914.
2	Net of redemption fee proceeds of $0.

See accompanying Notes to Financial Statements.

SilverPepper Commodity Strategies Global Macro Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS
Advisor Class

Per share operating performance.
For a capital share outstanding throughout the period.
	For the Period
	October 31, 2013*
	through
	June 30, 2014
Net asset value, beginning of period	$10.00
Income from Investment Operations:
Net investment loss1	(0.15)
Net realized and unrealized gain on investments and foreign currency	0.24
Total from investment operations	0.09

Redemption fee proceeds	-	2

Net asset value, end of period	$10.09

Total return3	0.90%	4

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$76,633

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	3.07%	5
After fees waived and expenses absorbed	2.24%	5
Ratio of net investment loss to average net assets:
Before fees waived and expenses absorbed	(3.06)%	5
After fees waived and expenses absorbed	(2.23)%	5
Portfolio turnover rate	-%

*	Commencement of operations.
1	Based on average shares outstanding for the period.
2	Amount represents less than $0.01 per share.
3
Total returns would have been lower had fees not been waived or absorbed by the Advisor.  These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4	Not annualized.
5	Annualized.

See accompanying Notes to Financial Statements.

SilverPepper Commodity Strategies Global Macro Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS
Institutional Class

Per share operating performance.
For a capital share outstanding throughout the period.	For the Period
	October 31, 2013*
	through
	June 30, 2014
Net asset value, beginning of period	$10.00
Income from Investment Operations:
Net investment loss1	(0.13)
Net realized and unrealized gain on investments and foreign currency	0.24
Total from investment operations	0.11

Redemption fee proceeds	-

Net asset value, end of period	$10.11

Total return2	1.10%	3

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$3,455

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	2.82%	4
After fees waived and expenses absorbed	1.99%	4
Ratio of net investment loss to average net assets:
Before fees waived and expenses absorbed	(2.81)%	4
After fees waived and expenses absorbed	(1.98)%	4
Portfolio turnover rate	-%

*	Commencement of operations.
1	Based on average shares outstanding for the period.
2
Total returns would have been lower had fees not been waived or absorbed by the Advisor.  These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3	Not annualized.
4	Annualized.

See accompanying Notes to Financial Statements.

SilverPepper Merger Arbitrage Fund
FUND PERFORMANCE at June 30, 2014 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the HFRI Event Driven: Merger Arbitrage Index.  Results include the reinvestment of all dividends and capital gains.

The S&P 500® index is a broad based unmanaged index representing the performance of 500 widely held common stocks.  The HFRI Event Driven: Merger Arbitrage Index is in an equally-weighted performance index of merger arbitrage strategies which employ an investment process primarily focused on opportunities in equity and equity related instruments of companies which are currently engaged in a corporate transaction.

These indices are unmanaged and are not available for investment.
Total Returns as of June 30, 2014	6 Months	Since Inception* (10/31/13)
SilverPepper Merger Arbitrage Fund – Advisor Class	0.59%	1.60%
SilverPepper Merger Arbitrage Fund – Institutional Class	0.69%	1.80%
S&P 500® Index	7.14%	13.20%
HFRI Event Driven: Merger Arbitrage Index	1.94%	2.82%

*	Cumulative

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information quoted and may be obtained by calling (855) 554-5540.

Gross and net expense ratios for Advisor Class shares were 2.88% and 2.69% respectively, and for the Institutional Class shares, were 2.63% and 2.44% respectively, which were the amounts stated in the current prospectus as of the date of this report.  The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Merger Arbitrage Fund to ensure that total annual fund operating expenses do not exceed 2.24%, and 1.99% of the average daily net assets of the Advisor Class shares and Institutional Class shares, respectively.  In the absence of such waivers, the Fund’s returns would have been lower.  The contractual agreement is in effect until October 31, 2014.  The Fund’s advisor is permitted to seek reimbursement from the Merger Arbitrage Fund, subject to limitations, for fees waived and expenses paid for three years from the date of any such waiver or payment.

Returns reflect the reinvestment of distributions made by the Fund, if any.  The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares redeemed within 90 days of purchase will be charged 2.00% redemption fee.

SilverPepper Merger Arbitrage Fund
SCHEDULE OF INVESTMENTS
As of June 30, 2014

Number of Shares		Value

	COMMON STOCKS – 68.4%
	COMMUNICATIONS – 4.1%
6,274	LIN Media LLC - Class A* 1	$170,967

	CONSUMER STAPLES – 10.2%
6,800	Hillshire Brands Co.	423,640

	FINANCIALS – 7.4%
1,798	Empire State Realty OP LP	28,318
4,000	Protective Life Corp.	277,320
		305,638
	HEALTH CARE – 37.0%
7,389	Forest Laboratories, Inc.* 1	731,511
429	QLT, Inc.* 2	2,651
8,679	Questcor Pharmaceuticals, Inc.1	802,721
		1,536,883
	MATERIALS – 8.0%
23,181	PetroLogistics LP1	332,879

	TECHNOLOGY – 1.7%
1,020	MICROS Systems, Inc.*	69,258

	TOTAL COMMON STOCKS (Cost $2,684,794)	2,839,265

Principal Amount

	SHORT-TERM INVESTMENTS – 23.5%
$975,818	UMB Money Market Fiduciary, 0.01%3	975,818

	TOTAL SHORT-TERM INVESTMENTS (Cost $975,818)	975,818

	TOTAL INVESTMENTS – 91.9% (Cost $3,660,612)	3,815,083
	Other Assets in Excess of Liabilities – 8.1%	336,672

	TOTAL NET ASSETS – 100.0%	$4,151,755

Number of Shares

	SECURITIES SOLD SHORT – (24.7)%
	COMMON STOCKS – (24.7)%
	COMMUNICATIONS – (2.5)%
(5,079)	Media General, Inc.*	(104,272)

	FINANCIALS – (0.4)%
(954)	Empire State Realty Trust, Inc. - Class A - REIT	(15,741)

	HEALTH CARE – (21.8)%
(2,432)	Actavis PLC* 2	(542,458)

SilverPepper Merger Arbitrage Fund
SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2014

Number of Shares		Value

	SECURITIES SOLD SHORT (Continued)
	COMMON STOCKS (Continued)
	HEALTH CARE (Continued)
(137)	Auxilium Pharmaceuticals, Inc.*	$(2,748)
(4,491)	Mallinckrodt PLC* 2	(359,370)
		(904,576)
	TOTAL SECURITIES SOLD SHORT (Proceeds $979,003)	(1,024,589)

Number of Contracts
	WRITTEN OPTIONS CONTRACTS – (1.0)%
	CALL OPTIONS – (1.0)%
	Hillshire Brands Co.
(7)	Exercise Price: $55, Expiration Date: July 19, 2014*	(4,907)
(7)	Exercise Price: $57.50, Expiration Date: July 19, 2014*	(2,170)
	Mallinckrodt PLC
(33)	Exercise Price: $70, Expiration Date: July 19, 2014*	(34,320)
		(41,397)
	TOTAL WRITTEN OPTIONS CONTRACTS (Proceeds $38,702)	(41,397)

LP – Limited Partnership
PLC – Public Limited Company
REIT – Real Estate Investment Trust

*	Non-income producing security.
1	All or a portion of this security is segregated as collateral for securities sold short.
2	Foreign security denominated in U.S. Dollars.
3	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

SilverPepper Merger Arbitrage Fund
SUMMARY OF INVESTMENTS
As of June 30, 2014

Security Type/Industry	Percent of Total Net Assets
Common Stocks
Health Care	37.0%
Consumer Staples	10.2%
Materials	8.0%
Financials	7.4%
Communications	4.1%
Technology	1.7%
Total Common Stocks	68.4%
Short-Term Investments	23.5%
Total Investments	91.9%
Other Assets in Excess of Liabilities	8.1%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

SilverPepper Merger Arbitrage Fund
STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 2014

Assets:
Investments, at value (cost $3,660,612)	$3,815,083
Cash deposited with brokers for securities sold short	865,871
Receivables:
Investment securities sold	888,679
Dividends and interest	2,605
Due from Advisor	11,753
Prepaid expenses	16,627
Prepaid offering costs	9,960
Total assets	5,610,578

Liabilities:
Securities sold short, at value (proceeds $979,003)	1,024,589
Written options contracts, at value (proceeds $38,702)	41,397
Payables:
Investment securities purchased	356,599
Auditing fees	16,750
Transfer agent fees and expenses	5,500
Fund accounting fees	5,082
Administration fees	3,880
Custody fees	2,127
Chief Compliance Officer fees	710
Shareholder servicing fees (Note 7)	202
Trustees' fees and expenses	84
Accrued other expenses	2,080
Total liabilities	1,459,000

Net Assets	$4,151,578

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$4,077,300
Accumulated net investment loss	(26,968)
Accumulated net realized loss on investments, written options contracts, securities sold short
and foreign currency transactions	(4,944)
Net unrealized appreciation (depreciation) on:
Investments	154,471
Written options contracts	(2,695)
Securities sold short	(45,586)
Net Assets	$4,151,578

Maximum Offering Price per Share:
Advisor Class Shares:
Net assets applicable to shares outstanding	$141,978
Shares of beneficial interest issued and outstanding	13,970
Redemption price per share	$10.16

Institutional Class Shares:
Net assets applicable to shares outstanding	$4,009,600
Shares of beneficial interest issued and outstanding	393,912
Redemption price per share	$10.18

See accompanying Notes to Financial Statements.

SilverPepper Merger Arbitrage Fund
STATEMENT OF OPERATIONS
For the Period October 31, 2013* through June 30, 2014

Investment Income:
Dividends	$26,526
Interest	41
Total investment income	26,567

Expenses:
Advisory fees	35,080
Fund accounting fees	29,020
Administration fees	23,205
Transfer agent fees and expenses	22,836
Registration fees	22,264
Offering costs	19,596
Auditing fees	16,750
Custody fees	8,493
Interest expense	8,282
Legal fees	6,573
Dividends on securities sold short	5,180
Chief Compliance Officer fees	4,566
Trustees' fees and expenses	3,476
Shareholder reporting fees	2,577
Miscellaneous	2,069
Shareholder servicing fees (Note 7)	202
Insurance fees	65
Total expenses	210,234
Advisory fees waived	(35,080)
Other expenses absorbed	(114,950)
Net expenses	60,204
Net investment loss	(33,637)

Realized and Unrealized Gain (Loss) on Investments, Written Options Contracts and Securities Sold Short:
Net realized gain (loss) on:
Investments	110,103
Written options contracts	13,108
Securities sold short	(127,307)
Foreign currency transactions	18
Net realized loss	(4,078)
Net change in unrealized appreciation/depreciation on:
Investments	154,471
Written options contracts	(2,695)
Securities sold short	(45,586)
Net change in unrealized appreciation/depreciation	106,190
Net realized and unrealized gain on investments, written options contracts and
securities sold short	102,112
Net Increase in Net Assets from Operations	$68,475

*	Commencement of operations.

See accompanying Notes to Financial Statements.

SilverPepper Merger Arbitrage Fund
STATEMENT OF CHANGES IN NET ASSETS

For the Period
October 31, 2013*
through
June 30, 2014
Increase (Decrease) in Net Assets from:
Operations:
Net investment loss	$(33,637)
Net realized loss on investments, written options contracts,
securities sold short and foreign currency transactions	(4,078)
Net change in unrealized appreciation/depreciation on investments,
written options contracts and securities sold short	106,190
Net increase in net assets resulting from operations	68,475

Capital Transactions:
Net proceeds from shares sold:
Advisor Class	140,100
Institutional Class	3,993,503
Cost of shares redeemed:
Advisor Class	-
Institutional Class	(50,500)
Net increase in net assets from capital transactions	4,083,103

Total increase in net assets	4,151,578

Net Assets:
Beginning of period	-
End of period	$4,151,578

Accumulated net investment loss	$(26,968)

Capital Share Transactions:
Shares sold:
Advisor Class	13,970
Institutional Class	398,912
Shares redeemed:
Advisor Class	-
Institutional Class	(5,000)
Net increase in capital share transactions	407,882

*	Commencement of operations.

See accompanying Notes to Financial Statements.

SilverPepper Merger Arbitrage Fund
STATEMENT OF CASH FLOWS
For the Period October 31, 2013* through June 30, 2014

Increase in Cash:
Cash flows provided by (used for) operating activities:
Net increase in net assets resulting from operations	$68,475
Adjustments to reconcile net increase in net assets from operations to net cash used for operating activities:
Purchase of investment securities	(30,758,127)
Proceeds from sale of investment securities	28,183,575
Proceeds from short sale	17,628,059
Closed short sale transactions	(16,724,553)
Purchase of short-term investment securities, net	(975,818)
Increase in deposits with brokers for short sales	(865,871)
Increase in receivables for securities sold	(888,679)
Increase in dividends and interest receivables	(2,605)
Increase in other assets	(38,340)
Increase in payables for securities purchased	356,599
Increase in accrued expenses	36,415
Net realized loss on investments	3,957
Net change in unrealized appreciation/depreciation on securities	(106,190)
Net cash used for operating activities	(4,083,103)

Cash flows provided by (used for) financing activities:
Proceeds from sale of shares	4,133,603
Redemption of shares, net of redemption fees	(50,500)
Net cash provided by financing activities	4,083,103

Net Increase (Decrease) in Cash	-

Cash:
Beginning balance	-
Ending balance	$-

*	Commencement of operations.

See accompanying Notes to Financial Statements.

SilverPepper Merger Arbitrage Fund
FINANCIAL HIGHLIGHTS
Advisor Class

Per share operating performance.
For a capital share outstanding throughout the period.
	For the Period
	October 31, 2013*
	through
	June 30, 2014
Net asset value, beginning of period	$10.00
Income from Investment Operations:
Net investment loss1	(0.11)
Net realized and unrealized gain on investments	0.27
Total from investment operations	0.16

Net asset value, end of period	$10.16

Total return2	1.60%	3

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$142

Ratio of expenses to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed	9.23%	4
After fees waived and expenses absorbed	2.81%	4

Ratio of net investment loss to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed	(8.10%)	4
After fees waived and expenses absorbed	(1.68%)	4

Portfolio turnover rate	1,420%	3

*	Commencement of operations.
1	Based on average shares outstanding for the period.
2
Total returns would have been lower had expenses not been waived or absorbed by the Advisor.  These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3	Not annualized.
4	Annualized.

See accompanying Notes to Financial Statements.

SilverPepper Merger Arbitrage Fund
FINANCIAL HIGHLIGHTS
Institutional Class

Per share operating performance.
For a capital share outstanding throughout the period.
	For the Period
	October 31, 2013*
	through
	June 30, 2014
Net asset value, beginning of period	$10.00
Income from Investment Operations:
Net investment loss1	(0.10)
Net realized and unrealized gain on investments	0.28
Total from investment operations	0.18

Net asset value, end of period	$10.18

Total return2	1.80%	3

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$4,010

Ratio of expenses to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed	8.98%	4
After fees waived and expenses absorbed	2.56%	4

Ratio of net investment loss to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed	(7.85%)	4
After fees waived and expenses absorbed	(1.43%)	4

Portfolio turnover rate	1,420%	3

*	Commencement of operations.
1	Based on average shares outstanding for the period.
2
Total returns would have been lower had expenses not been waived or absorbed by the Advisor. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3	Not annualized.
4	Annualized.

See accompanying Notes to Financial Statements.

SilverPepper Funds
NOTES TO FINANCIAL STATEMENTS
June 30, 2014

Note 1 – Organization
SilverPepper Commodity Strategies Global Macro Fund (‘‘Commodity Strategies Global Macro Fund’’) and SilverPepper Merger Arbitrage Fund (“Merger Arbitrage Fund”) (each a “Fund” and collectively the “Funds”) are organized as a non-diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Commodity Strategies Global Macro Fund’s primary investment objective is to create returns that are largely uncorrelated with the returns of the general stock and bond markets. The Fund commenced investment operations on October 31, 2013, with two classes of shares, Advisor Class and Institutional Class.

The Merger Arbitrage Fund’s primary investment objective is to create returns that are largely uncorrelated with the returns of the general stock market. The Fund commenced investment operations on October 31, 2013, with two classes of shares, Advisor Class and Institutional Class.

The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

(a) Consolidation of Subsidiary
The Commodity Strategies Global Macro Fund may invest up to 25% of its total assets in the subsidiary, a wholly-owned and controlled subsidiary formed under the laws of the Cayman Islands (the “Subsidiary”). The consolidated Schedules of Investments, Statement of Assets and Liabilities, Statements of Operations, Statement of Changes in Net Assets and Financial Highlights of the Fund include the accounts of the Subsidiary. All inter-company accounts and transactions have been eliminated in the consolidation for the Fund. The Subsidiary is advised by SilverPepper LLC and acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies specified in the Fund’s prospectus and statement of additional information. The Subsidiary will generally invest in derivatives, including swaps, commodity interests and other investments intended to serve as margin or collateral for swap positions. The inception date of the Subsidiary was October 31, 2013. As of June 30, 2014, total assets of the Fund were $80,687,567, of which $10,145,575, or approximately 13%, represented the Fund’s ownership of the shares of the Subsidiary.

Note 2 – Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments
The Funds value equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Futures contracts are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures are provided by an independent source. Debt securities are valued at the mean between the last available bid and asked prices for such securities, or if such prices are not available, at prices for securities of comparable maturity, quality and type. All other types of securities, including restricted securities and securities for which market quotations are not readily available, are valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.

SilverPepper Funds
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2014

A Fund’s assets are valued at their fair market value. If a market quotation is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee meets as needed. The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

(b) Foreign Currency Translation
The Funds’ records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period. The currencies are translated into U.S. dollars by using the exchange rates quoted at the close of the London Stock Exchange prior to when the Funds’ NAV is next determined. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

The Funds do not isolate that portion of their net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments and foreign currency.

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

(c) Forward Foreign Currency Exchange Contracts
The Funds may utilize forward foreign currency exchange contracts (“forward contracts”) under which they are obligated to exchange currencies on specified future dates at specified rates, and are subject to the translations of foreign exchange rates fluctuations. All contracts are “marked-to-market” daily and any resulting unrealized gains or losses are recorded as unrealized appreciation or depreciation on foreign currency translations. The Funds record realized gains or losses at the time the forward contract is settled. Counter-parties to these forward contracts are major U.S. financial institutions.

(d) Options Contracts
The Funds may write or purchase options contracts primarily to enhance the Funds’ returns or reduce volatility. In addition, the Funds may utilize options in an attempt to generate gains from options premiums or to reduce overall portfolio risk. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on affecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss on investment transactions. The Funds, as a writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. The Fund, as a purchaser of an option, bears the risk that the counterparties to the option may not have the ability to meet the terms of the option contract.

SilverPepper Funds
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2014

Transactions in written options contracts for the Commodity Strategies Global Macro Fund for the period October 31, 2013 (commencement of operations) through June 30, 2014 were as follows:

	Number of Contracts	Premiums Amount
Outstanding at October 31, 2013 (commencement of operations)	-	$-
Options written	10,000,000	8,872
Options closed	-	-
Options expired	(10,000,000)	(8,872)
Outstanding at June 30, 2014	-	$-

Transactions in written options contracts for the Merger Arbitrage Fund for the period October 31, 2013 (commencement of operations) through June 30, 2014 were as follows:

	Number of Contracts	Premiums Amount
Outstanding at October 31, 2013 (commencement of operations)	-	$-
Options written	187	72,252
Options closed	(31)	(11,008)
Options expired	(50)	(13,108)
Options exercised	(59)	(9,434)
Outstanding at June 30, 2014	47	$38,702

(e) Futures Contracts
The Commodity Strategies Global Macro Fund may enter into futures contracts (including contracts relating to foreign currencies, interest rates, commodities securities and other financial indexes and other commodities), and purchase and write (sell) related options traded on exchanges designated by the Commodity Futures Trading Commission (“CFTC”) or, consistent with CFTC regulations, on foreign exchanges. The Fund intends primarily to invest in futures contracts and options on them through the Subsidiary. The Merger Arbitrage Fund may use index and other futures contracts and may use options on futures contracts. A futures contract provides for the future sale by one party and the purchase by the other party of a specified amount of a commodity, such as an energy, financial, agricultural or metal commodity, at a specified price, date, time and place. For example, a foreign currency futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified non-U.S. currency at a specified price, date, time and place. Similarly, an interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (e.g., a debt security) at a specified price, date, time and place. Securities, commodities and other financial indexes are capitalization weighted indexes that reflect the market value of the securities, commodities or other financial instruments respectively, represented in the indexes. A futures contract on an index is an agreement to be settled by delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day on the contract and the price at which the agreement is made. The clearing house of the exchange on which a futures contract is entered into becomes the counterparty to each purchaser and seller of the futures contract.

SilverPepper Funds
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2014

A futures contract held by a Fund is valued daily at the official settlement price on the exchange on which it is traded. Each day a futures contract is held, the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. Variation margin does not represent borrowing or a loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. The Fund also is required to deposit and to maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund. Although some futures contracts call for making or taking delivery of the underlying assets, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same exchange, underlying security or index and delivery month). If an offsetting purchase price is less than the original sale price, a Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs also must be included in these calculations. As discussed below, however, the Fund may not always be able to make an offsetting purchase or sale. In the case of a physically settled futures contract, this could result in the Fund being required to deliver, or receive, the underlying physical commodity, which could be adverse to the Fund.

At any time prior to the expiration of a futures contract, a Fund may seek to close the position by seeking to take an opposite position, which would terminate the Fund’s existing position in the contract. Positions in futures contracts and options on futures contracts may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market for such contracts exists. Although the Fund may enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist at any particular time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting the Fund to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such situations, if the Fund had insufficient cash, it might have to sell assets to meet daily variation margin requirements at a time when it would be disadvantageous to do so. In addition, if the transaction is entered into for hedging purposes, in such circumstances the Fund may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position. Losses incurred in futures transactions and the costs of these transactions will affect the Fund’s performance.

(f) Futures Options
The Funds may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes. A futures option gives the holder the right, in return for the premium paid or received, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price upon expiration of, or at any time during the period of, the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. The Funds, as a writer of an option, may have no control over whether the underlying futures contracts may be sold (call) or purchased (put) and as a result, bear the market risk of an unfavorable change in the valuation of the futures contracts underlying the written option. The Funds, as a purchaser of an option, bear the risk that the counterparties to the option may not have the ability to meet the terms of the option contract.

Transactions in written futures options contracts for the Commodity Strategies Global Macro Fund for the period October 31, 2013 (commencement of operations) through June 30, 2014 were as follows:

SilverPepper Funds
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2014

	Number of Contracts	Premiums Amount
Outstanding at October 31, 2013 (commencement of operations)	-	$-
Options written	567	869,495
Options closed	(150)	(157,367)
Options expired	(134)	(261,504)
Options exercised	(255)	(368,432)
Outstanding at June 30, 2014	28	$82,192

The Merger Arbitrage Fund did not enter into any transactions in written futures option contracts for the period October 31, 2013 (commencement of operations) through June 30, 2014.

(g) Short Sales
The Funds may engage in short sales that are “uncovered”. Uncovered short sales are transactions under which a Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to dividend or interest that accrue during the period of the loan which is recorded as an expense on the Statement of Operations. To borrow the security, the Fund also may be required to pay a premium or interest fee, which are recorded as interest expense. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. A gain, limited to the price at which the Fund sells the security short, or a loss, potentially unlimited in size, will be recognized upon the closing of a short sale.

(h) Money Market Investments
The Commodity Strategies Global Macro Fund invests a significant amount (79.9% as of June 30, 2014) in the UMB Money Market Fiduciary. The UMB Money Market Fiduciary acts as a bank deposit for the Fund, providing an interest bearing account for short-term investment purposes. This investment vehicle is not publically traded on open markets.

(i) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the company’s understanding of the applicable country’s tax rules and rates. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Income and expenses of a Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees, which are unique to each class of shares. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately made.

In conjunction with the use of written options contracts, futures contracts or short sales, the Funds may be required to maintain collateral in various forms. At June 30, 2014, such collateral is denoted in the Funds’ Statement of Assets and Liabilities. Also in conjunction with the use of written options contracts, futures contracts or short sales, the Funds, when appropriate, utilize a segregated margin deposit account with the counterparty. At June 30, 2014, these segregated margin deposit accounts are denoted in each Fund’s Statement of Assets and Liabilities.

SilverPepper Funds
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2014

The Commodity Strategies Global Macro and Merger Arbitrage Funds incurred offering costs of approximately $29,002 and $29,003, respectively, which are being amortized over a one-year period from October 31, 2013 (commencement of operations).

(j) Federal Income Taxes
The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Funds.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Funds to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Funds’ current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the period October 31, 2013 (commencement of operations) through June 30, 2014, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and are not aware of any tax positions for which they are reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(k) Distributions to Shareholders
The Funds will make distributions of net investment income and capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement (the “Agreement”) with SilverPepper LLC (the “Advisor”). Under the terms of the Agreement, each Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 1.50% of each Funds’ respective average daily net assets. The Advisor has engaged Galtere Ltd. and Galtera N.A., Inc. (together, “Galtere,” the “Galtere Sub-Advisor”) to manage the Commodity Strategies Global Macro Fund and pays the Galtere Sub‐Advisor from its advisory fees. The Advisor has engaged Glenfinnen Capital, LLC (“Glenfinnen Sub-Advisor”) to manage the Merger Arbitrage Fund and pays the Glenfinnen Sub‐Advisor from its advisory fees. The Advisor has contractually agreed to waive its fee and, if necessary, to absorb other operating expenses to ensure that total annual operating expenses (including Subsidiary expenses (except as noted below), but excluding taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation expenses) do not exceed 2.24% and 1.99% of the average daily net assets of the Commodity Strategies Global Macro Fund’s Advisor Class and Institutional Class shares, respectively. The Advisor has contractually agreed to waive its fee and, if necessary, to absorb other operating expenses in order to limit total annual operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation expenses) to 2.24% and 1.99% of the average daily net assets of the Merger Arbitrage Fund’s Advisor Class and Institutional Class shares, respectively. These agreements are effective until October 31, 2014, and may be terminated by the Trust's Board of Trustees.

SilverPepper Funds
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2014

The Advisor also is the investment advisor for the Subsidiary. The Subsidiary has agreed to pay the Advisor a management fee at the annual rate of 1.50% of the Subsidiary’s average daily net assets. The Advisor has contractually agreed, for so long as the Commodity Strategies Global Macro Fund invests in the Subsidiary, to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Advisor by the Subsidiary. This undertaking may not be terminated unless the Advisor obtains the prior approval of the Fund’s Board of Trustees. The Subsidiary management fee in the amount of $26,682 incurred and waived for the period October 31, 2013 (commencement of operations) through June 30, 2014 is included in “Advisory fees” and “Advisory fees waived”, respectively, in the Consolidated Statement of Operations.

For the period October 31, 2013 (commencement of operations) through June 30, 2014, the Advisor waived advisory fees totaling $147,554 for the Commodity Strategies Global Macro Fund. For the period October 31, 2013 (commencement of operations) through June 30, 2014, the Advisor waived its advisory fees and absorbed other expenses totaling $150,030 for the Merger Arbitrage Fund. The Advisor may recover from each Funds’ fees and/or expenses previously waived and/or absorbed if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit at which they were waived. The Advisor is permitted to seek reimbursement from the Funds for a period of three fiscal years following the fiscal year in which such reimbursements occurred. At June 30, 2014, the amount of these potentially recoverable expenses was $120,872 and $150,030 for Commodity Strategies Global Macro Fund and Merger Arbitrage Fund, respectively. The Advisor may recapture all or a portion of this amount no later than June 30, 2017.

IMST Distributors, LLC serves as the Funds’ distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Funds’ fund accountant, transfer agent and co-administrator; and Mutual Fund Administration Corporation (“MFAC”) serves as the Funds’ other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Funds’ custodian.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Funds do not compensate trustees and officers affiliated with the Funds’ co-administrators. For the period October 31, 2013 (commencement of operations) through June 30, 2014, the Funds’ allocated fees incurred for Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

Cipperman & Co. provides Chief Compliance Officer (“CCO”) services to the Trust. The Funds’ allocated fees incurred for CCO services for the period October 31, 2013 (commencement of operations) through June 30, 2014, are reported on the Statement of Operations.

SilverPepper Funds
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2014

Note 4 – Federal Income Taxes
At June 30, 2014, gross unrealized appreciation and depreciation on investments owned by the Funds, based on cost for federal income tax purposes were as follows:

	Commodity Strategies Global Macro Fund	Merger Arbitrage Fund
Cost of investments	$64,016,011	$3,681,756

Gross unrealized appreciation	$-	$139,588
Gross unrealized depreciation	-	(6,261)
Net unrealized appreciation on investments	$-	$133,327

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to wash sale loss deferral.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the fiscal period ended June 30, 2014, permanent differences in book and tax accounting have been reclassified to paid-in capital, accumulated net investment income/loss and accumulated net realized gain/loss as follows:

	Paid-in Capital	Accumulated Net Investment Income/Loss	Accumulated Net Realized Gain/Loss
Commodity Strategies Global Macro Fund	$(168,820)	$171,925	$(3,105)
Merger Arbitrage Fund	$(5,803)	$6,669	$(866)

As of June 30, 2014, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Commodity Strategies Global Macro Fund	Merger Arbitrage Fund
Undistributed ordinary income	$-	$126,057
Undistributed long-term capital gains	-	-
Tax accumulated earnings	-	126,057

Accumulated capital and other losses	(307,186)	(26,968)
Unrealized appreciation on investments	-	133,327
Other differences	1,045,661	(158,138)

Total accumulated earnings	$738,475	$74,278

“Other differences” in the above table are primarily attributable to non-deductible expenses, net operating losses, unrealized appreciation/(depreciation) on short positions and other adjustments at the Subsidiary level. These differences may or may not be utilized in future tax years.

Losses incurred after October 31 (“post-October” losses) within the taxable year are deemed to arise on the first day of a Fund’s next taxable year. As of June 30, 2014, the Commodity Strategies Global Macro Fund had $104,383 of post-October capital losses which are deferred until July 1, 2014 for tax purposes.

SilverPepper Funds
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2014

As of June 30, 2014, the Commodity Strategies Global Macro Fund and Merger Arbitrage Fund had $202,803 and $26,968, respectively, of qualified late-year ordinary losses, which are deferred until fiscal year 2015 for tax purposes. Net late-year losses incurred after December 31, and within the taxable year are deemed to arise on the first day of the Funds’ next taxable year.

For U.S. federal income tax purposes, the Subsidiary will be treated as a corporation. If the Subsidiary were treated as engaged in the conduct of a trade or business in the United States, the Subsidiary would be subject to U.S. federal income tax, at the rates applicable to U.S. corporations, on its net income that is treated as “effectively connected” with the conduct of such trade or business (“effectively connected income”). In addition, the Subsidiary would be subject to a 30% U.S. branch profits tax in respect of its “dividend equivalent amount,” as defined in Section 884 of the Code, attributable to effectively connected income. The Commodity Strategies Global Macro Fund expects that, in general, the activities of the Subsidiary will be conducted in a manner such that the Subsidiary will not be treated as engaged in the conduct of a U.S. trade or business. In this regard, Section 864(b) of the Code provides that trading in commodities for one’s own account does not constitute the conduct of a trade or business in the United States by a non-U.S. person, provided that the commodities are of a kind customarily dealt in on an organized commodity exchange and the transaction is of a kind customarily consummated at such place. Similarly, proposed regulations provide that trading in commodity swaps generally does not constitute the conduct of a U.S. trade or business. There can be no assurance, however, that the Subsidiary will not recognize any effectively connected income. The imposition of U.S. federal income tax on the Subsidiary’s effectively connected income could significantly reduce the Commodity Strategies Global Macro Fund’s returns.

Note 5 – Redemption Fee
The Funds may impose a redemption fee of 2.00% of the total redemption amount on all shares redeemed within 90 days of purchase. For the period October 31, 2013 (commencement of operations) through June 30, 2014, the Commodity Strategies Global Macro Fund and the Merger Arbitrage Fund received $6,914 and $0 in redemption fees, respectively.

Note 6 – Investment Transactions
The Commodity Strategies Global Macro Fund’s primary strategy consists of investing in both long and short positions in an array of asset classes and investment instruments located anywhere in the world. For the period October 31, 2013 (commencement of operations) through June 30, 2014, purchases and sales of investments, excluding short-term investments, were $33,688 and $34,372, respectively.

The Merger Arbitrage Fund’s primary strategy consists of buying the publicly-traded common stock or preferred stock of a company that is involved in a significant corporate event, such as a merger or acquisition. For the period October 31, 2013 (commencement of operations) through June 30, 2014, purchases and sales of investments, excluding short-term investments, were $30,758,127 and $28,183,575, respectively. Securities sold short and short securities covered were $17,555,807 and $16,704,111, respectively, for the same period.

Note 7 – Shareholder Servicing Plan
The Trust, on behalf of the Funds, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.25% of average daily net assets of the Advisor Class shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the period October 31, 2013 (commencement of operations) through June 30, 2014, shareholder servicing fees incurred by the Funds are disclosed on the Statement of Operations.

SilverPepper Funds
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2014

Note 8 – Indemnifications
In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

Note 9 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of each Fund’s investments. These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that a Fund has the ability to access.

•
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of June 30, 2014, in valuing the Funds’ assets carried at fair value:

SilverPepper Funds
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2014

Commodity Strategies Global Macro Fund	Level 1	Level 2**	Level 3**	Total
Assets
Investments
Purchased Options Contracts	$4,133	$-	$-	$4,133
Short-Term Investments	64,016,011	-	-	64,016,011
Total Investments	$64,020,144	$-	$-	$64,020,144
Other Financial Instruments*
Futures Contracts	537,664	-	-	537,664
Forward Foreign Currency Exchange Contracts	15,150	-	-	15,150
Total Assets	$64,572,958	$-	$-	$64,572,958

Liabilities
Investments
Written Options Contracts	$32,550	$-	$-	$32,550
Other Financial Instruments*
Futures Contracts	335,916	-	-	335,916
Forward Foreign Currency Exchange Contracts	23,358	-	-	23,358
Total Liabilities	$391,824	$-	$-	$391,824

*
Other financial instruments are derivative instruments such as futures contracts and forward contracts. Futures contracts and forward contracts are valued at the unrealized appreciation (depreciation) on the instrument.

**	The Fund did not hold any Level 2 or Level 3 securities at period end.

Merger Arbitrage Fund	Level 1	Level 2	Level 3**	Total
Assets
Investments
Common Stocks	$2,839,265	$-	$-	$2,839,265
Short-Term Investments	975,818	-	-	975,818
Total Assets	$3,815,083	$-	$-	$3,815,083

Liabilities
Securities Sold Short
Common Stocks	$1,024,589	$-	$-	$1,024,589
Written Options Contracts	39,227	2,170	-	41,397
Total Liabilities	$1,063,816	$2,170	$-	$1,065,986

**	The Fund did not hold any Level 3 securities at period end.

Transfers are recognized at the end of the reporting period. There were no transfers at period end.

SilverPepper Funds
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2014

Note 10 – Derivatives and Hedging Disclosures
Derivatives and Hedging requires enhanced disclosures about the Funds’ derivative and hedging activities, including how such activities are accounted for and their effects on the Funds’ financial position, performance and cash flows. The Commodity Strategies Global Macro Fund invested in options contracts, futures contracts and forward contracts during the period October 31, 2013 (commencement of operations) through June 30, 2014. The Merger Arbitrage Fund invested in options contracts during the period October 31, 2013 (commencement of operations) through June 30, 2014.

The effects of these derivative instruments on the Commodity Strategies Global Macro Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations are presented in the tables below. The fair values of derivative instruments held by the Commodity Strategies Global Macro Fund as of June 30, 2014 by risk category are as follows:

	Asset Derivatives		Liability Derivatives
Derivatives not designated as hedging instruments	Statement of Asset and Liabilities Location	Value	Statement of Asset and Liabilities Location	Value
Commodity contracts	Purchased options contracts, at value	$4,133	Written options contracts, at value	$32,550
	Unrealized appreciation on open futures contracts	529,372	Unrealized depreciation on open futures contracts	258,184
Equity contracts	Unrealized appreciation on open futures contracts	-	Unrealized depreciation on open futures contracts	16,836
Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	15,150	Unrealized depreciation on forward foreign currency exchange contracts	23,358
	Unrealized appreciation on open futures contracts	8,292	Unrealized depreciation on open futures contracts	60,896
Total		$556,947		$391,824

SilverPepper Funds
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2014

The effects of the Commodity Strategies Global Macro Fund’s derivative instruments on the Statement of Operations for the period October 31, 2013 (commencement of operations) through June 30, 2014 are as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments	Purchased Options Contracts	Futures Contracts	Written Options Contracts	Total
Commodity contracts	$(200,638)	$190,165	$772,991	$762,518
Equity contracts	12,019	(6,534)	-	5,485
Foreign exchange contracts	(67,388)	17,497	8,779	(41,112)
Total	$(256,007)	$201,128	$781,770	$726,891

Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income
Derivatives not designated as hedging instruments	Purchased Options Contracts	Futures Contracts	Written Options Contracts	Forward Foreign Currency Exchange Contracts	Total
Commodity contracts	$(13,465)	$271,188	$49,642	$-	$307,365
Equity contracts	-	(16,836)	-	-	(16,836)
Foreign exchange contracts	-	(52,604)	-	(8,208)	(60,812)
Total	$(13,465)	$201,748	$49,642	$(8,208)	$229,717

The effects of these derivative instruments on the Merger Arbitrage Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations are presented in the tables below. The fair values of derivative instruments held by the Merger Arbitrage Fund as of June 30, 2014 by risk category are as follows:

	Asset Derivatives		Liability Derivatives
Derivatives not designated as hedging instruments	Statement of Asset and Liabilities Location	Value	Statement of Asset and Liabilities Location	Value
Equity contracts		$-	Written options, at fair value	$41,397
Total		$-		$41,397

SilverPepper Funds
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2014

The effects of the Merger Arbitrage Fund’s derivative instruments on the Statement of Operations for the period October 31, 2013 (commencement of operations) through June 30, 2014 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments	Written Options Contracts	Total
Equity contracts	$13,108	$13,108
Total	$13,108	$13,108
Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income
Derivatives not designated as hedging instruments	Written Options Contracts	Total
Equity contracts	$(2,695)	$(2,695)
Total	$(2,695)	$(2,695)

Note 11 – Disclosures about Offsetting Assets and Liabilities
Disclosures about Offsetting Assets and Liabilities requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The guidance requires retrospective application for all comparative periods presented.

The Commodity Strategies Global Macro Fund’s Statement of Assets and Liabilities presents derivative instruments on a gross basis. Therefore there are no net amounts and no offset amounts within the Statement of Assets and Liabilities to present below. Gross amounts of the derivative instruments, amounts related to financial instruments/cash collateral not offset in the Statement of Assets and Liabilities and net amounts are presented below:

		Amounts Not Offset in Statement of Assets and Liabilities
Description/Financial Instrument/Statement of Assets and Liabilities Category	Gross Amounts Presented in Statement of Assets and Liabilities	Financial Instruments*	Cash Collateral**	Net Amount

Unrealized appreciation on open futures contracts – asset receivable	$537,664	$(335,916)	$-	$201,748
Unrealized appreciation on forward foreign currency exchange contracts – asset receivable	15,150	(15,150)	-	-
Written options contracts, at fair value – liability	32,550	-	(32,550)	-
Unrealized depreciation on open futures contracts – liability payable	335,916	(335,916)	-	-
Unrealized depreciation on forward foreign currency exchange contracts – liability payable	23,358	(15,150)	(8,208)	-

SilverPepper Funds
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2014

*
Amounts relate to master netting agreements and collateral agreements (for example, ISDA) which have been determined by the company to be legally enforceable in the event of default and where certain other criteria are met in accordance with applicable offsetting accounting guidance.

**
Amounts relate to master netting agreements and collateral agreements which have been determined by the company to be legally enforceable in the event of default but where certain other criteria are not met in accordance with applicable offsetting accounting guidance. The collateral amounts may exceed the related net amounts of financial assets and liabilities presented in the statement of assets and liabilities. Where this is the case, the total amount reported is limited to the net amounts of financial assets and liabilities with that counterparty.

The Merger Arbitrage Fund’s Statement of Assets and Liabilities presents derivative instruments on a gross basis. Therefore there are no net amounts and no offset amounts within the Statement of Assets and Liabilities to present below. Gross amounts of the derivative instruments, amounts related to financial instruments/cash collateral not offset in the Statement of Assets and Liabilities and net amounts are presented below:

		Amounts Not Offset in Statement of Assets and Liabilities
Description/Financial Instrument/Statement of Assets and Liabilities Category	Gross Amounts Presented in Statement of Assets and Liabilities	Financial Instruments*	Cash Collateral**	Net Amount
Securities sold short, at value – liability	$1,024,589	$(1,024,589)	$-	$-
Written options contracts, at fair value – liability	41,397	-	(41,397)	-

*
Amounts relate to master netting agreements and collateral agreements (for example, ISDA) which have been determined by the company to be legally enforceable in the event of default and where certain other criteria are met in accordance with applicable offsetting accounting guidance.

**
Amounts relate to master netting agreements and collateral agreements which have been determined by the company to be legally enforceable in the event of default but where certain other criteria are not met in accordance with applicable offsetting accounting guidance. The collateral amounts may exceed the related net amounts of financial assets and liabilities presented in the statement of assets and liabilities. Where this is the case, the total amount reported is limited to the net amounts of financial assets and liabilities with that counterparty.

SilverPepper Funds
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2014

Note 12 – Recently Issued Accounting Pronouncements
In June 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2014-11 Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The amendments in this ASU require an entity to modify accounting for repurchase-to-maturity transactions and repurchase financing arrangements, as well as modify required disclosures for repurchase agreements, securities lending transactions, and repurchase-to-maturity transactions that are accounted for as secured borrowings. The guidance is effective for fiscal years beginning on or after December 15, 2014, and for interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Funds’ financial statement disclosures.

Note 13 – Events Subsequent to the Fiscal Period End
The Funds have adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Funds’ related events and transactions that occurred through the date of issuance of the Funds’ financial statements. There were no other events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Funds’ financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of
Investment Managers Series Trust

We have audited the accompanying statement of the consolidated assets and liabilities of the SilverPepper Commodity Strategies Global Macro Fund and statement of assets and liabilities of SilverPepper Merger Arbitrage Fund (the “Funds”), each a series of Investment Managers Series Trust, including the schedules of investments (consolidated as it relates to SilverPepper Commodity Strategies Global Macro Fund), as of June 30, 2014, and the related statements of operations (consolidated as it relates to SilverPepper Commodity Strategies Global Macro Fund) and statement of cash flows, the statements of changes in net assets (consolidated as it relates to SilverPepper Commodity Strategies Global Macro Fund), and the financial highlights (consolidated as it relates to SilverPepper Commodity Strategies Global Macro Fund) for the period October 31, 2013 (commencement of operations) through June 30, 2014. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2014 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of SilverPepper Commodity Strategies Global Macro Fund and the financial position of SilverPepper Merger Arbitrage Fund as of June 30, 2014, and the results of their operations (consolidated as it relates to SilverPepper Commodity Strategies Global Macro Fund), and cash flows the changes in their net assets (consolidated as it relates to SilverPepper Commodity Strategies Global Macro Fund) and financial highlights (consolidated as it relates to SilverPepper Commodity Strategies Global Macro Fund) for the period October 31, 2013 through June 30, 2014, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
August 29, 2014

SilverPepper Funds
SUPPLEMENTAL INFORMATION (Unaudited)

Trustees and Officer Information

Additional information about the Trustees is included in the Funds’ Statement of Additional Information which is available, without charge, upon request by calling (855) 554-5540 or on the Funds’ website at www.silverpepperfunds.com. The Trustees and officers of the Funds and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Independent Trustees:
Charles H. Miller a (born 1947) Trustee	Since November 2007	Retired (2013-present). Executive Vice President, Client Management and Development, Access Data, a Broadridge Company, a provider of technology and services to asset management firms (1997-2012).	73	None.
Ashley Toomey Rabun a (born 1952) Trustee and Chairperson of the Board	Since November 2007	President and Founder, InvestorReach, Inc. a financial services consulting firm (1996-present).	73	None.
William H. Young a (born 1950) Trustee	Since November 2007	Retired (2014–present). Independent financial services consultant (1996-2014); Interim CEO, Unified Fund Services (now Huntington Fund Services), a mutual fund service provider (2003-2006); Senior Vice President, Oppenheimer Management Company (1983-1996). Board Member Emeritus, NICSA, an investment management trade association (2012–present).	73	None.

SilverPepper Funds
SUPPLEMENTAL INFORMATION (Unaudited)

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Interested Trustees:
John P. Zader a ‡ (born 1961) Trustee	Since November 2007	Retired (June 2014 - present). CEO, UMB Fund Services, Inc., a mutual and hedge fund service provider, and the transfer agent, fund accountant and co-administrator for the Fund, (2006 - June 2014). President, Investment Managers Series Trust (December 2007- June 2014).	73	Investment Managers Series Trust II, a registered investment company.
Eric M. Banhazl b† (born 1957) Trustee and Vice President	Since January 2008 as Trustee and December 2007 as Vice President	President, Mutual Fund Administration Corp. (2006 – present).	73	Investment Managers Series Trust II, a registered investment company.
Officers of the Trust
Maureen Quill a (born 1963) President	Since June 2014
Chief Operating Officer (June 2014 – present); Executive Vice President, UMB Fund Services, Inc. (January 2007 – June 2014). Vice President, Investment Managers Series Trust (December 2013 – June 2014).
			N/A	N/A

SilverPepper Funds
SUPPLEMENTAL INFORMATION (Unaudited)

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Terrance P. Gallagher, CPA, JD a (born 1958) Vice President	Since December 2007	Executive Vice President, UMB Fund Services, Inc. (2007 – present); Director of Compliance, Unified Fund Services Inc. (2004 – 2007).	N/A	N/A
Rita Dam b (born 1966) Treasurer and Assistant Secretary	Since December 2007	Vice President, Mutual Fund Administration Corp. (2006 – present).	N/A	N/A
Joy Ausili b (born 1966) Secretary and Assistant Treasurer	Since December 2007	Vice President, Mutual Fund Administration Corp. (2006 – present).	N/A	N/A
Martin Dziura (born 1959) Chief Compliance Officer	Since June 2014	Cipperman Compliance Services (2010 – present); Chief Compliance Officer, Hanlon Investment Management (2009-2010).	N/A	N/A

a	Address for certain Trustees and certain officers: 235 W. Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili and Ms. Dam: 2220 E. Route 66, Suite 226, Glendora, California 91740. Address for Mr. Dziura: 500 Swedesford Road, Suite 104, Wayne, Pennsylvania 19087.
c	Trustees and officers serve until their successors have been duly elected.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position as an officer of the Trust.
‡	Mr. Zader is being treated as an “interested person” of the Trust until July 1, 2016, by reason of his former position with UMB Fund Services, Inc.

SilverPepper Funds
EXPENSE EXAMPLES
For the Six Months Ended June 30, 2014 (Unaudited)

Expense Examples
As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees; shareholder servicing fees (Advisor Class shares only) and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Actual Performance example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2014 to June 30, 2014.

The Hypothetical (5% annual return before expenses) example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six month period from January 1, 2014 to June 30, 2014.

Actual Expenses
The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

SilverPepper Commodity Strategies Global Macro Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
Actual Performance	1/1/14	6/30/14	1/1/14– 6/30/14
Advisor Class	$1,000.00	$1,008.00	$11.15
Institutional Class	1,000.00	1,010.00	9.89
Hypothetical (5% annual return before expenses)	1/1/14	6/30/14	1/1/14– 6/30/14
Advisor Class	$1,000.00	1,013.69	$11.18
Institutional Class	1,000.00	1,014.95	9.92

*
Expenses are equal to the Fund’s annualized expense ratios of 2.24% and 1.99% for the Advisor Class and the Institutional Class, respectively, multiplied by the average account values over the period, multiplied by 181/365 (to reflect the since inception period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

SilverPepper Funds
EXPENSE EXAMPLES
For the Six Months Ended June 30, 2014 (Unaudited)

SilverPepper Merger Arbitrage Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
Actual Performance*	1/1/14	6/30/14	1/1/14– 6/30/14
Advisor Class	$1,000.00	$1,005.90	$14.25
Institutional Class	1,000.00	1,006.90	13.09
Hypothetical (5% annual return before expenses)	1/1/14	6/30/14	1/1/14– 6/30/14
Advisor Class	$1,000.00	1,010.58	$14.29
Institutional Class	1,000.00	1,011.75	13.12

*
Expenses are equal to the Fund’s annualized expense ratios of 2.87% and 2.63% for the Advisor Class and the Institutional Class, respectively, multiplied by the average account values over the period, multiplied by 181/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

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SilverPepper Commodity Strategies Global Macro Fund
SilverPepper Merger Arbitrage Fund
each a series of the Investment Managers Series Trust

Investment Advisor
SilverPepper LLC
570 Oakwood Avenue
Lake Forest, Illinois 60045

Sub-Advisor to the Commodity Strategies Global Macro Fund
Galtere Ltd.
Galtera N.A., Inc.
515 Madison Avenue, Suite 22A
New York, New York 10022

Sub-Advisor to the Merger Arbitrage Fund
Glenfinnen Capital, LLC
9602 Coldwater Road, Suite 100
Fort Wayne, Indiana 46825

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri  64106

Fund Co-Administrator
Mutual Fund Administration Corporation
2220 E. Route 66, Suite 226
Glendora, California  91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, Wisconsin  53212

Distributor
IMST Distributors, LLC
3 Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

Fund Information

	TICKER	CUSIP
SilverPepper Commodity Strategies Global Macro Fund - Advisor Class	SPCAX	46141P 768
SilverPepper Commodity Strategies Global Macro Fund - Institutional Class	SPCIX	46141P 750
SilverPepper Merger Arbitrage Fund - Advisor Class	SPABX	46141P 743
SilverPepper Merger Arbitrage Fund - Institutional Class	SPAIX	46141P 735

Privacy Principles of the SilverPepper Funds for Shareholders
The Funds are committed to maintaining the privacy of their shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Funds do not receive any non-public personal information relating to its shareholders, although certain non-public personal information of their shareholders may become available to the Funds.  The Funds do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the SilverPepper Funds for their information.  It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Funds’ proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Funds at (855) 554-5540, or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record
Information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (855) 554-5540 or by accessing the Funds’ Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Funds’ Form N-Q is available on the SEC website at  www.sec.gov or by calling the Funds at (855) 554-5540. The Funds’ Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Section may be obtained by calling (800) SEC-0330.

SilverPepper Funds
P.O. Box 2175
Milwaukee, WI 53201
Toll Free: (855) 554-5540

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-855-554-5540.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant does not have an audit committee financial expert serving on its audit committee. The audit committee is composed of the Registrant’s three independent Trustees, each of whom possesses extensive industry experience, but none of whom has all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an “audit committee financial expert.” The Board of Trustees believes that the audit committee has sufficient knowledge and experience to meet its obligations as the audit committee of the Registrant. In addition, the Board of Trustees notes that the audit committee has the authority to retain any experts necessary to carry out its duties.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 6/30/2014	FYE 6/30/2013
Audit Fees	$27,000	N/A
Audit-Related Fees	N/A	N/A
Tax Fees	$5,000	N/A
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Weller LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 6/30/2014	FYE 6/30/2013
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 6/30/2014	FYE 6/30/2013
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)  Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)  Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed February 5, 2009.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	9/8/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	9/8/2014

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	9/8/2014